                            DEVELOPMENT AGREEMENT

         THIS AGREEMENT, made and entered into as of the 1st day of August, 1997, by and between BIOSTAR, INC., a Delaware corporation, having its principal place of business at 6655 Lookout Road, Boulder, Colorado 80301, USA ("BioStar") and ASAHI CHEMICAL INDUSTRY CO., LTD., a corporation organized under the laws of Japan, having its principal place of business at 1-2, Yurakucho 1-chome, Chiyoda-ku, Tokyo 100, Japan ("Asahi"). BioStar and Asahi may be referred to herein as a "Party" or together as "Parties".

         WHEREAS, Biostar and Asahi have concluded simultaneous with this Agreement a Technology License Agreement on August 1, 1997 ("License Agreement") under which Asahi is granted an exclusive license to develop, manufacture, have manufactured, import, improve, use and sell any Instrumented Products for use in Field I under the BioStar Technology in the Territory; and

         WHEREAS, Asahi is interested in the commercialization of Instrumented
Product for testing [               *             ] and

         WHEREAS, BioStar is willing to undertake to develop the Subject Product in accordance with the terms and conditions under this Agreement and the License Agreement;

         NOW, THEREFORE,in consideration of the foregoing and the covenants and obligations set forth below, the Parties agree as follows:

         1.      DEFINITIONS

                 1.1 "BEAR PROGRAM" shall mean the program to develop the Subject Product under this Agreement, details of which are as specified in Exhibit A hereto.

                 1.2 "DEVELOPMENT KNOW-HOW" shall mean any Technical Information developed by either Party or the Outside Vendors, either alone or jointly, during the course of conducting the BEAR Program.

                 1.3 "DEVELOPMENT PATENTS" shall mean any and all patent applications that claim the Development Know-How or any aspect thereof, and any divisionals, continuations, continuations-in-part of any such applications, any patents that issue from any of the foregoing application, and all substitutions, extensions, reissues, renewals, supplementary protection certificates and inventors' certificates with respect to any of such issued patents.
                 1.4 "DEVELOPMENT TERM" shall mean the period during which the BEAR Program is conducted under this Agreement.



                                     1.


*  CERTAIN CONFIDENTIAL MATERIAL CONTAINED IN
   THIS DOCUMENT HAS BEEN OMITTED AND FILED
   SEPARATELY WITH THE SECURITIES AND
   EXCHANGE COMMISSION PURSUANT TO RULE 406
   OF THE SECURITIES ACT OF 1933, AS AMENDED

                 1.5 "DMC" shall mean the Development Management Committee formed by the Parties pursuant to Paragraph 2.2 hereof.

                 1.6 "EFFECTIVE DATE" shall mean the date on which both of this Agreement and the License Agreement have been fully executed by the Parties hereto.

                 1.7 "OIA(R) TECHNOLOGY" shall mean the optical immunoassay technology owned by BioStar.

                 1.8 "OUTSIDE VENDOR" shall mean BioStar's subcontractors with which BioStar shall contract in accordance with Article 3 hereof.

                 1.9 "STAGE 1 CRITERIA" shall mean the technical criteria set forth on Exhibit B.

                 1.10 "STAGE 2 CRITERIA" shall mean the technical criteria set forth on Exhibit C.

                 1.11 "STAGE 3 CRITERIA" shall mean the technical criteria set forth on Exhibit D.

                 1.12 "SUBJECT PRODUCT" shall mean an instrumented point of care product that can provide invitro diagnostic test results for quantitative
and/or qualitative infectious disease assays for testing [        *        ].
The Subject Product shall consist of "Instrument" and "Cartridge" and the specifications of the Subject Product are described in Exhibit H.

                 1.13 The terms defined in the License Agreement shall have the same meanings in this Agreement.

         2.      DEVELOPMENT PROGRAM

                 2.1      BEAR PROGRAM

                 BioStar and Asahi agree to undertake and conduct the Development Program named "BEAR Program" pursuant to the terms and conditions of this Agreement. The BEAR Program shall be conducted in three stages. The initial stage, referred to herein as "Stage 1," shall be devoted to BioStar's
efforts to [         *        ] primarily using BioStar's OIA(R)
Technology. The second stage of the BEAR Program, referred to herein as "Stage
2," shall be devoted to BioStar's efforts to [        *        ]. The third
stage of the BEAR Program, referred to herein as "Stage 3," shall be devoted to
BioStar's efforts to [        *        ]. The goal of the BEAR Program is to
develop the Subject Product resulting from the BEAR Program. The general tasks under Stage 1 to Stage 3 of the BEAR Program are as set forth in Exhibit A attached hereto, which may be amended from time to time by the DMC in accordance with Paragraph 2.3 below. Each Party agrees to devote commercially reasonable efforts to accomplishing its obligations under the BEAR Program.

                 2.2      DEVELOPMENT MANAGEMENT COMMITTEE (DMC)

                 Promptly after the Effective Date, the Parties shall form the DMC, to be comprised of a total of four (4) members, two (2) appointed by each of Asahi and BioStar.


                                     2.

Each Party shall have the right to substitute different representatives as the members of the DMC as needed from time to time. Each such member shall have appropriate technical credentials, knowledge and ongoing familiarity with the BEAR Program. The Chairperson of the DMC shall be named by Asahi from among the DMC members. The DMC shall meet at least quarterly at such times and at such meeting places as shall be mutually agreed upon by the Parties. The DMC meetings may be held by telephone, if agreed by the DMC members. Each Party will designate an individual to serve as the liaison between the Parties to undertake and coordinate any day-to-day communications as may be required between the Parties relating to the BEAR Program.

                 2.3      DUTY AND AUTHORITY OF THE DMC

                 The DMC shall have the following duties and responsibilities during the Development Term: (a) to define the specific development objectives of the Parties under the BEAR Program, as summarized in Exhibit A; (b) to coordinate and monitor the progress of the BEAR Program; (c) to review the results of the BEAR Program and to evaluate whether the development progress meets Stage 1 Criteria, Stage 2 Criteria and Stage 3 Criteria at the end of the respective Stage; (d) to select the candidates of the Outside Vendors; and (e) to make appropriate modifications to the general plan for the BEAR Program set forth in Exhibit A, including determining to accelerate the timing of the
completion of the BEAR Program from [           *          ] and any
corresponding budget changes, as well as determining to extend the time periods for any of Stages l, 2, or 3. Any modification of the specifications, criteria, activities or budget set forth in Exhibits B through E shall require the full written agreement of the Parties.

                 2.4      BEAR PROGRAM REPORTS AND REVIEW

                 At least semi-annually, and more often if so requested by the DMC, but not more frequently than quarterly, BioStar shall prepare a report summarizing all results, developments, and Technical Information created or resulting from its activities under the BEAR Program. Upon request by the DMC or Asahi, all Technical Information generated or developed by BioStar pursuant to the BEAR Program will be provided to the DMC and Asahi. The DMC will review the results of the BEAR Program at the end of each milestone period as set forth in Exhibit A and will propose appropriate changes to the BEAR Program based upon such results. Any such approved changes to the general plan for the BEAR Program shall be attached as amendments to Exhibit A hereto.

                 2.5      BIOSTAR'S DEVELOPMENT DURING STAGE 1 TO STAGE 3

                 2.5.1    Stage 1 Development

                 Promptly after the Effective Date, BioStar shall conduct
development efforts under the BEAR Program with the goal to [        *        ]
which means [           *           ]

                                     3.

[
                           *
                                                                              ]

                 2.5.2    STAGE 2 DEVELOPMENT

                 After completing Stage 1 Development, BioStar shall conduct
development efforts under the BEAR Program with the goal to [        *        ]
which means [
                                    *
                                                                              ]

[           *           ]  Biostar will supply [                *
             ] to Asahi as shown in Stage 2 Criteria.

                 2.5.3    STAGE 3 DEVELOPMENT

                 After completing Stage 2 Development, BioStar shall conduct
development efforts under the BEAR Program with the goal to [        *        ]
which means [                                            *
                                 ] and [
                                                   *
                                                   ]  BioStar will supply [
                              *
                                                                  ] to Asahi as
shown in Stage 3 Criteria.

                 2.6      EXCLUSIVITY

                 During the Development Term, BioStar shall not conduct or have conducted any development, manufacturing or commercialization activity of any Instrumented Products in the Territory, except pursuant to this Agreement.

         3.      OUTSIDE VENDOR

                 3.1 BioStar may, at its expense and responsibility, have Outside Vendors develop and/or manufacture the Cartridges and the Instrument, subject to Paragraph 3.2 and Article 5.

                 3.2 After DMC has selected the candidates of the Outside Vendors pursuant to Paragraph 2.3 (d), BioStar shall notify Asahi in writing of the name of each potential Outside Vendor before engaging in definitive negotiations with such Outside Vendor. Asahi will notify BioStar in writing within fifteen (15) days of receiving such notice if such Outside Vendor is not acceptable to Asahi. Otherwise, BioStar shall negotiate terms and present the terms of a proposed agreement with the Outside Vendor to Asahi for review prior to executing any agreement. If the terms are acceptable, Asahi shall execute a Consent Form attached as Exhibit G approving the agreement and agreeing to bear all outside Vendor costs under the agreement as provided in Paragraph 5.2.2. Unless

                                     4.

otherwise specified in the Consent Form, in any event, Asahi shall own all Development Know-How and all intellectual property rights therein. BioStar shall make Outside Vendors agree to assign to Asahi any Development Know-How which the Outside Vendors have acquired in the course of the development and/or manufacture of the Cartridges and the Instrument.

         4.      ASAHI'S PERSONNEL

         Asahi may have Asahi's personnel dispatched by Asahi at its own expense participate in the BEAR Program at BioStar's facilities during the Development Term. Detailed program of such dispatch shall be mutually agreed upon by both Parties. BioStar will provide without charge office space, office equipment and other necessary facilities.

         5.      ASAHI'S FUNDING

                 5.1 In consideration of BioStar's performance as herein set forth, Asahi shall pay development cost (including the Outside Vendors' cost) to BioStar by telegraphic transfer to BioStar's designated bank account. The estimated development cost is described in Exhibit E.

                 5.2 Asahi shall pay to BioStar in advance at the beginning of each quarterly period the expected cost which shall be reported by BioStar to Asahi at least forty-five (45) days before the beginning of the following quarter. BioStar shall fully account for its spending on a quarterly basis and make adjustments to subsequent amounts as appropriate. Payment of the
initial quarter prorated development cost of US [   *   ] will be made within
thirty (30) days from the Effective Date (pursuant to Exhibit E).

                          5.2.1    With respect to BioStar's inside cost, on a
cumulative basis, Asahi's obligation to pay BioStar shall not exceed the sum of
the estimated cost and contingency amounts (equal to [         *        ] of
BioStar's inside development cost except the cost of technology transfer) as
specified in Exhibit E (i.e., US [                    *                    ]
BioStar costs in excess of the sum of the estimated cost and contingency amounts shall be fully absorbed by BioStar.

                          5.2.2    With respect to the Outside Vendors' cost,
BioStar shall make its best efforts to minimize the amounts to pay to the Outside Vendors. In the event that the Outside Vendors' cost should exceed the
estimated cost (i.e., US [    *     ]) despite such BioStar's efforts, Asahi
shall bear the Outside Vendor's cost including the amounts in excess of the estimated cost only if BioStar informs Asahi of the reasonable grounds for such cost increase in advance and receives Asahi's prior written consent thereof.



                                     5.

                 5.3      Notwithstanding the foregoing, in no event shall
Asahi's annual total payment to BioStar for first [      *     ] exceed annual
estimated cost as set forth in Exhibit E and [        *        ] contingency
amounts. (Asahi's payment for first year shall not exceed US [
      *              ] and for second year shall not exceed US [
         *           ]

                 5.4 BioStar shall maintain all BEAR Program funds provided by Asahi in a separate account and shall keep accurate financial records relating to the BEAR Program and will make such records available to Asahi or its authorized representatives during normal business hours upon reasonable notice. BioStar shall expend such funds for wages, supplies, equipment, travel and other operational expenses only in connection with the BEAR Program.

         6.      INTELLECTUAL PROPERTY

                 6.1      OWNERSHIP OF INVENTIONS

                 Asahi shall own all Development Know-How and all intellectual property rights therein, including without limitation any Development Patents claiming such Development Know-How. BioStar agrees to assign to Asahi any Development Know-How which BioStar has acquired in the course of the BEAR Program.

                 6.2      PATENT PROSECUTION

                 Asahi shall have the right, but not the obligation, to file, prosecute and maintain Development Patents claiming particular inventions within Development Know-How in any countries. In the event that Asahi elects not to file, prosecute or maintain a particular Development Patent, or to abandon prosecuting a particular patent application, or to cease paying the maintenance fees for a particular Development Patent, Asahi shall give BioStar sixty (60) day's notice before any relevant deadline, and BioStar shall have the right to pursue, at its own expense, outside the Territory prosecution of such patent application or maintenance of such patent. Each Party agrees to cooperate with the other and take all reasonable additional actions as may be reasonably required to achieve the intent of this Paragraph 6.2, including, without limitation, the execution of necessary and appropriate instruments and documents. Asahi shall provide drafts of all patent filings to BioStar for review and comment at least ten (10) days prior to the filing and shall promptly provide copies of all patent correspondence to BioStar. Asahi agrees to take BioStar's comments into account in good faith, particularly with respect to countries outside the Territory, but the final decision as to filing and/or prosecution matters shall rest with Asahi.



                                     6.

                 6.3      PATENT ENFORCEMENT

                          (1)      BioStar and Asahi shall each give immediate
notice to the other of any infringement of the Development Patents by a third party outside the Territory which may come to its attention.

                          (2)      BioStar shall have the first right, but not
the obligation, to institute and conduct any legal action outside the Territory against such third party infringers of the Development Patents, and may enter into settlement agreements with the approval of Asahi not to be unreasonably withheld. Any amounts recovered by BioStar as a result of an infringement action based on the Development Patents, shall be retained solely by BioStar.

                          (3)      In the event that BioStar decides not to
commence actions or proceedings against an infringer pursuant to Paragraph 6.3
(2) above, Asahi at Asahi's expense shall have the right to initiate and pursue such action provided, however, that BioStar shall cooperate with and assist Asahi in such action, at BioStar's expense, to the extent that such cooperation and assistance are reasonably available. Any amounts recovered by Asahi shall be retained solely by Asahi.

                 6.4      LICENSE TO BIOSTAR

                 Unless this Agreement is terminated by Asahi under Paragraph
12.2.1.2 due to an uncured material breach by BioStar, Asahi shall grant to BioStar the exclusive, royalty-free license with the right to sublicense, under Development Know-How and Development Patents, to develop, make, have made, import, improve, use and sell any product in Fields I, II and III outside the Territory.

         7.      WARRANTIES

                 7.1 Each Party hereby warrants that it has full corporate power and authority to enter into this Agreement and to carry out the provisions hereunder.

                 7.2 Each Party further warrants that it shall not, during the term of this Agreement, enter into any agreement with any other Party which would be inconsistent with any terms or conditions of this Agreement.

         8.      INDEMNIFICATION

                 8.1      INDEMNIFICATION BY BIOSTAR

                 BioStar hereby agrees to indemnify, hold harmless and defend Asahi and its officers, directors and employees against any and all liability, damages, judgments, awards or costs of defense (including without limitation reasonable attorneys' fees, expenses to


                                     7.

defend and amounts paid in settlement of any action) directly resulting from any claim or claims against any of the foregoing to the extent that such claim or claims are based on the negligence or wilful misconduct of BioStar or any of its employees or agents, or such claim or claims arise out of the manufacture, use or sale of any product by BioStar which is made using the Development Know-How under the license as granted in Paragraph 6.3.

                 8.2      INDEMNIFICATION BY ASAHI

                 Asahi hereby agrees to indemnify, hold harmless and defend BioStar and its officers, directors and employees against any and all liability, damages, judgments, awards or costs of defense (including without limitation reasonable attorneys' fees, expenses to defend and amounts paid in settlement of any action) directly resulting from any claim or claims against any of the foregoing to the extent that such claim or claims are based on the negligence or wilful misconduct of Asahi or any of its employees or agents, or such claim or claims arise out of the manufacture, use or sale of any product by Asahi which is made using the Development Know-How.

                 8.3      NOTICE AND PROCEDURES

                 In all cases where one Party seeks indemnification by the other under this Article 8, the Party seeking indemnification shall promptly notify the indemnifying Party of receipt of any claim or lawsuit covered by such indemnification obligation and shall cooperate fully with the indemnifying Party in connection with the investigation and defense of such claim or lawsuit. The indemnifying Party shall have the right to control the defense, with counsel of its choice, provided that the non-indemnifying Party shall have the right to be represented by advisory counsel at its own expense. The indemnifying Party shall not settle or dispose of the matter in any manner which could negatively and materially affect the right or liability of the non-indemnifying Party without the non-indemnifying Party's prior written consent, which shall not be unreasonably withheld.

         9.      CONFIDENTIALITY

                 9.1      ASAHI'S OBLIGATION

                 During the term of the License Agreement, and for a period of five (5) years thereafter, Asahi shall maintain in confidence all the OIA(R) Technology or other Technical Information, including the Development Know-How, disclosed to Asahi by BioStar. Asahi will not use, disclose or grant the use of such information except as expressly licensed or permitted under this Agreement. To the extent that disclosure is authorized by this Agreement, Asahi will obtain prior agreement from its employees, agents or consultants to whom disclosure is to be made to hold in confidence and not make use of


                                     8.

such information for any purpose other than those permitted by this Agreement. Asahi will use at least the same standard of care as it uses to protect its own trade secrets or proprietary information to ensure that such employees, agents and consultants do not disclose or make any unauthorized use of such information. Asahi will promptly notify BioStar upon discovery of any unauthorized use or disclosure of such information. Nothing in this Paragraph shall prevent Asahi from filing patent applications pursuant to Paragraph 6.2 hereof.

                 9.2      BIOSTAR'S OBLIGATION

                 During the term of the License Agreement, and for a period of five (5) years thereafter, BioStar shall maintain in confidence all the Development Know-How and other Technical Information disclosed to BioStar by Asahi. BioStar will not use, disclose or grant the use of such information except as expressly licensed or permitted under this Agreement. To the extent that disclosure is authorized by this Agreement, BioStar will obtain prior agreement from its employees, agents or consultants to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than those permitted by this Agreement. BioStar will use at least the same standard of care as it uses to protect its own trade secrets or proprietary information to ensure that such employees, agents and consultants do not disclose or make any unauthorized use of such information. BioStar will promptly notify Asahi upon discovery of any unauthorized use or disclosure of such information.

                 9.3      EXCEPTIONS

                 The obligations of confidentiality contained in this Article 9 will not apply to the extent that it can be established by the receiving Party by competent written proof that such information: (a) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the other Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or (d) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a third party, who had no obligation to the other Party not to disclose such information to others.

                 9.4      PUBLIC ANNOUNCEMENT

                 The Party desiring to make any public announcement or other disclosure regarding the content of this Agreement shall inform the other Party of the proposed announcement or disclosure in reasonably sufficient time prior to public release, and shall provide the other Party with a written copy thereof, in order to allow such other Party to comment upon such announcement or disclosure. Once any such public announcement or


                                     9.

disclosure has been approved by such other Party in accordance with this Paragraph, then the desiring Party may appropriately communicate information contained in such permitted announcement or disclosure. Notwithstanding the foregoing, either Party shall have the right to make such disclosure of this Agreement as is required under any applicable laws, including the rules and regulations of the Securities and Exchange Commission.

         10.     DISPUTE RESOLUTION

         This Agreement is made on the basis of mutual confidence and good faith between the Parties. If a dispute should arise between the Parties out of or relating to this Agreement or to a breach thereof, including as to the interpretation, performance or termination of this Agreement, the Parties shall initially seek to resolve amicably by negotiation. If the Parties fail to resolve the matter by good faith negotiation within a period of sixty (60) days, then either Party may institute binding arbitration of the dispute. The arbitration shall be conducted in New York, New York, USA, in English, under the Commercial Arbitration Rules of the American Arbitration Association. Judgment on the award rendered by the arbitrator shall be final and may be entered in any court having jurisdiction thereof. The expense of the arbitration (including without limitation, the award of attorney's fees to the prevailing Party) shall be paid as the arbitrator determines. Notwithstanding the foregoing, nothing in this Article shall be construed as limiting in any way the right of a Party to seek injunctive relief with respect to any actual or threatened breach of this Agreement, which breach would cause irreparable harm to the Party seeking such relief, from a court of competent jurisdiction.

         11.     FORCE MAJEURE

         No Party hereto shall be liable for damages or held in default hereunder for any non-performance or delay resulting from causes beyond its control, including failure of usual sources of supply, fire, accident, riot, war, flood, earthquake, storm or Acts of God, action or inaction of governmental authorities or agencies, or the similar causes which cannot be controlled by a Party. In case of occurrence of a force majeure event, the Party which is the victim of such event shall immediately notify the other Party of the event giving the full particulars of the cause, its expected duration and the anticipated effects thereof.

         12.     TERM AND TERMINATION



                                     10.

                 12.1     This Agreement shall commence on the Effective Date
and shall remain in force for [     *     ] thereafter, unless the
Parties agree in writing to the extension of this Agreement.

                 12.2     EARLY TERMINATION

                          12.2.1 TERMINATION BY EITHER PARTY

                          BioStar or Asahi may terminate this Agreement upon
giving notice thereof to the other Party:

                                 12.2.1.1  In the event that the other Party
files a petition in bankruptcy, or in the event that all or part of the other Party's assets are assigned to a trustee or receiver, or if an involuntary petition is filed by a third party and the other Party does not resolve such petition in its favour within sixty (60) days after filing and notice thereof, or

                                 12.2.1.2  In the event of a material breach
of this Agreement not remedied by the other Party in breach within sixty
(60) days after receipt of notice by the terminating Party specifying such breach and requesting that it be remedied, unless the Party allegedly in breach submits the issue to arbitration within said sixty (60) day period. In the event that such Party submits the issue to arbitration, then diligent compliance with the arbitration decision shall be a cure for such breach, and, in the event of such a cure, this Agreement may not be so terminated, unless determined by the arbitrator.

                                 12.2.1.3  In the event that any involuntary
petition is filed as set forth in Paragraph 12.2.1.1 above, then the Party having the right to terminate this Agreement may suspend its performance hereunder until the resolution of such petition. If one Party so suspends its performance, then the other Party shall be entitled to suspend its performance until the original suspending Party resumes performance.

                          12.2.2 TERMINATION BY ASAHI

                                 12.2.2.1  In the event BioStar does not
achieve (a) Stage 1 Criteria during the [       *        ] period from the
Effective Date, or (b) Stage 2 Criteria during the [           *        ]
period from the Effective Date, in both cases, subject to any extensions of such time periods as the DMC may determine, Asahi may terminate this Agreement upon written notice to BioStar, which notice shall be dispatched within sixty
(60) days from the end of the above respective period or extension thereof.

                                 12.2.2.2  In addition to the above, Asahi may
terminate this Agreement at any time for any reason. Asahi shall notify BioStar in writing of its desire to terminate and shall specify the effective date of termination which will be no earlier than ninety (90) days following the date of such notice.

                 12.3     EFFECT OF TERMINATION

                          12.3.1   In the event that this Agreement is
terminated by Asahi pursuant to Paragraph 12.2.1, (a) Asahi shall retain its rights to the Development Know-How and Development





                                      11.

Patents under this Agreement and the License Agreement shall continue in full force and effect and Asahi may develop and commercialize the Subject Product independent of BioStar, and (b) BioStar's licenses and rights granted under Paragraph 6.4 hereof shall remain in effect. In addition, if Asahi so terminates this Agreement pursuant to this Paragraph 12.3.1, and Asahi independently develops the Instrumented Product, Asahi and BioStar shall negotiate in good faith for a possible reduction in the running royalty set forth in Paragraph 4.2 of the License Agreement on the Instrumented Product, depending upon the results achieved in the course of the BEAR Program at the time of such termination.

                          12.3.2   In the event that this Agreement is
terminated by BioStar pursuant to Paragraph 12.2.1, (a) Asahi's rights under this Agreement shall terminate and Asahi shall assign and transfer all Development Know-How and Development Patents to BioStar, and (b) the License Agreement shall continue in full force and effect and Asahi may develop and commercialize the Instrumented Product independent of BioStar.

                          12.3.3   In the event that this Agreement is
terminated by Asahi in accordance with Paragraph 12.2.2.1, (a) Asahi may, at its option, obtain an exclusive license to manufacture and distribute Ver. 2
Manual Product for [       *        ] and [              *              ] and
[    *     ] in [  *  ] in accordance with the terms and conditions as set forth in Exhibit F attached hereto, (b) Asahi shall retain its rights to the Development Know-How and Development Patents and (c) the License Agreement shall continue in full force and effect and Asahi may develop and commercialize the Instrumented Product independent of BioStar. If Asahi terminates this Agreement pursuant to Paragraph 12.2.2.1 and Asahi independently develops the Instrumented Product, Asahi and BioStar shall negotiate in good faith for a possible reduction in the running royalty set forth in Paragraph 4.2 of the License Agreement on the Instrumented Product, depending upon the results achieved in the course of the BEAR Program at the time of such termination.

                          12.3.4   In the event that this Agreement is
terminated by Asahi in accordance with Paragraph 12.2.2.2, Asahi's rights under this Agreement and the License Agreement shall terminate and all of the Development Know-How and Development Patents shall be assigned to BioStar, provided, however, that, Asahi may, without any further payment to BioStar except that specified in Exhibit F, obtain an exclusive license to manufacture
and distribute Ver. 2 Manual Product for [        *         ] and [
     *         ] and [    *    ] in [  *  ] in accordance with the terms and
conditions as set forth in Exhibit F attached hereto.

                 12.4     EFFECT OF EXPIRATION

                 Upon the expiration of this Agreement as set forth in Paragraph 12.1 above, (a) Asahi shall retain its rights to the Development Know-How and Development Patents under this Agreement and (b) the License Agreement shall continue to be effective. If


                                     12.

BioStar does not achieve Stage 3 Criteria upon expiration hereof, in addition to the above, (c) Asahi may, at its option, obtain an exclusive license to
manufacture and distribute Ver. 2 Manual Product for [           *         ] and
[        *          ] and [    *    ] in [   *   ] in accordance with the
terms and conditions as set forth in Exhibit F attached hereto and (d) Asahi may develop and commercialize the Instrumented Product independent of BioStar. In case where Asahi independently develops the Instrumented Product, Asahi and BioStar shall negotiate in good faith for a possible reduction in the running royalty set forth in Paragraph 4.2 of the License Agreement on the Instrumented Product, depending upon the results achieved in the course of the BEAR Program at the time of such termination.

                 12.5     SURVIVAL

                 Any expiration or termination of this Agreement under Paragraph 12.1 or 12.2 above shall not relieve any Party from any obligations hereunder which have accrued on or before the effective date of such expiration or termination, including Asahi's obligation to pay development cost then due, nor affect the provisions set forth in Articles 6, 8, 9 and 10 and Paragraphs 12.13-12.6, 13.3 and 13.7; except as expressly provided otherwise in Paragraph
12.3 or 12.4, if applicable.

                 12.6     NO-EXCLUSIVE REMEDY

                 The right of any Party to terminate this Agreement under Paragraph 12.2.1.2 above is not an exclusive remedy, and any Party shall be entitled, if the circumstances warrant, alternatively or cumulatively, to damages for breach of this Agreement, to an order requiring performance of the obligations of this Agreement or to any other legally available remedy.

         13.     MISCELLANEOUS PROVISIONS

                 13.1     RELATIONSHIP OF THE PARTIES

                 Neither Party is, nor shall be deemed to be, an agent or legal representative of the other Party for any purpose. Neither Party shall be entitled to enter into any contracts in the name of or on behalf of the other Party, and neither Party shall be entitled to pledge the credit of the other Party in any way or hold itself out as having authority to do so. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

                 13.2     ASSIGNMENT.

                 This Agreement may not be assigned by either Party, nor may either Party, transfer its rights under this Agreement to any third party, without prior written consent of


                                     13.

the other Party, which consent will not be unreasonably withheld. Notwithstanding the foregoing, however, either Party shall be entitled to assign this Agreement, and all rights and obligations hereunder, to a successor to all or substantially all of its assets, whether by sale, merger, or otherwise, provided that either Party indicating such assignment shall provide the other Party with, where possible, thirty (30) days prior written notice or such shorter time as is possible, subject to any contractual restrictions on disclosure of such information prior to such assignment, and cause such assignee to be bound by this Agreement. This Agreement shall be binding upon the successors and assignees of the Parties hereof. In the event of assignment of this Agreement by either Party, the license granted by such assigning Party to the other Party shall not cover any intellectual property of such assignee which was not controlled by the assigning Party prior to the effective date of such assignment.

                 13.3     NOTICES

                 All notices and communications hereunder shall be in writing and shall be deemed given if delivered personally or by confirmed facsimile transmission, telexed, mailed by registered or certified mail, postage prepaid, or sent by express courier service, to the Parties at the addresses set forth in the first paragraph of this Agreement (or as such other address for a Party as shall be specified by like notice to the other Party).

                 13.4     AMENDMENT

                 No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

                 13.5     WAIVER

                 No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

                 13.6     COUNTERPARTS

                 This Agreement may be executed in counterparts.

                 13.7     GOVERNING LAW

                 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, applicable to contracts executed and performed wholly within the State of New York.

                 13.8     SEVERABILITY



                                     14.

                 Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such provision or invalidity, without invalidating the remainder of this Agreement.

                 13.9     ENTIRE AGREEMENT OF THE PARTIES

                 This Agreement and License Agreement will constitute and contain the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof.




                                     15.

         IN WITNESS WHEREOF, the Parties have as of the day and year first above written duly executed this Agreement.

BIOSTAR, INC.                              ASAHI CHEMICAL INDUSTRY CO., LTD.



By:       /s/ Teresa W. Ayers              By:     /s/ Tadashi Ikegami
          ----------------------------             ----------------------------
Title:    President/CEO                    Title:  Board Director
          ----------------------------             ----------------------------

                                   EXHIBIT A



[














                                       *














                                                                               ]

                                   EXHIBIT B
STAGE 1
PROGRAM MONTH [*] - MONTH [*]

-------------------------------------------------------------------------------------------------------------
                                                                                                     MONTH
                                            ACTIVITY                              MILESTONE        (LAST DAY)
-------------------------------------------------------------------------------------------------------------
TESTS
-------------------------------------------------------------------------------------------------------------
1. [                     *                          ]                                 1               [*]
   [          *          ]
   [          *          ]
-------------------------------------------------------------------------------------------------------------
2. [                     *                          ]                                 2               [*]
   [          *          ]
   [          *          ]
-------------------------------------------------------------------------------------------------------------
3. [                     *                          ]                                 3               [*]
   [          *          ]
-------------------------------------------------------------------------------------------------------------
4. [                     *                          ]                              4+ tol             [*]
   [          *          ]
-------------------------------------------------------------------------------------------------------------
5. [                     *                          ]                              4+ tol             [*]
   [          *          ]
-------------------------------------------------------------------------------------------------------------

BOR UNIT AND CARTRIDGE
1. [          *          ]                                                            -               [*]
   [          *          ]
-------------------------------------------------------------------------------------------------------------
CARTRIDGE/INSTRUMENT
1. [                     *                          ]                                 5               [*]
   [          *          ]
   [          *          ]
   [          *          ]
-------------------------------------------------------------------------------------------------------------
2. [                     *                          ]                                 5               [*]
   [          *          ]
   [          *          ]
-------------------------------------------------------------------------------------------------------------
3. [                     *                          ]                                 5               [*]
   [          *          ]
-------------------------------------------------------------------------------------------------------------
o All instrument data generated will be with the BOR unit
-------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C
STAGE 2
PROGRAM MONTH [*] - MONTH [*]

-------------------------------------------------------------------------------------------------------------
                                                                                                     MONTH
                                            ACTIVITY                              MILESTONE        (LAST DAY)
-------------------------------------------------------------------------------------------------------------
TESTS
-------------------------------------------------------------------------------------------------------------
1. [                                 *                                ]               -              [*]
   [    *     ]
-------------------------------------------------------------------------------------------------------------
INSTRUMENT/CARTRIDGE
-------------------------------------------------------------------------------------------------------------
1. [                                 *                                ]              6/7             [*]
   [                     *                          ]
-------------------------------------------------------------------------------------------------------------
2. [                                 *                                ]              8/9             [*]
   [    *    ]
-------------------------------------------------------------------------------------------------------------
3. [                                 *                                ]              8/9             [*]
   [                                 *                                ]
   [            *             ]
   [            *             ]
-------------------------------------------------------------------------------------------------------------
4. [                                 *                                ]              8               [*]
   [    *    ]
-------------------------------------------------------------------------------------------------------------
5. [                     *                          ]                                8/10            [*]
   [                     *                          ]
   [                     *                          ]
   [                     *                          ]
   [                     *                          ]
------------------------------------------------------------------------------------------------------------
6. [                                 *                                ]               -              [*]
-------------------------------------------------------------------------------------------------------------
7. [                                 *                                ]               -              [*]
   [     *     ]
-------------------------------------------------------------------------------------------------------------
o Supply Asahi with [                    *                   ] instruments.
-------------------------------------------------------------------------------------------------------------

F-T = Flow Through
[       *       ]
Bear 1.0 = [             *             ]
Bear 2.0 = [             *             ]
Bear 3.0 = [             *             ]
Bear 4.0 = [             *             ]

                                   EXHIBIT D

STAGE 3
PROGRAM MONTH [*] - MONTH [*]

-------------------------------------------------------------------------------------------------------------
                                                                                                     MONTH
                                            ACTIVITY                              MILESTONE        (LAST DAY)
-------------------------------------------------------------------------------------------------------------
INSTRUMENT/SYSTEM INTEGRATION
-------------------------------------------------------------------------------------------------------------
1. [                                 *                                ]            11/12             [*]
   [            *             ]
   [            *             ]
-------------------------------------------------------------------------------------------------------------
2. [                                 *                                ]             -/13             [*]
   [            *             ]
-------------------------------------------------------------------------------------------------------------
3. [                                 *                                ]             -/13             [*]
   [            *             ]
Note:   [            *             ]
   [            *             ]
-------------------------------------------------------------------------------------------------------------
4. [                                 *                                ]               -              [*]
   [            *             ]
   [            *             ]
-------------------------------------------------------------------------------------------------------------
5. [            *             ]                                                                      [*]
   [            *             ]
   [            *             ]
-------------------------------------------------------------------------------------------------------------
6. [            *             ]                                                                      [*]
-------------------------------------------------------------------------------------------------------------
7. [            *             ]                                                                      [*]
   [            *             ]
-------------------------------------------------------------------------------------------------------------
o Milestones 11-12 occur in month [*]; Milestone 13 occurs during month [*].
o BioStar will supply [                              *                                                   ]
  and [                                  *                                    ]
o BioStar will provide [                                             *
                     ]
-------------------------------------------------------------------------------------------------------------

                                   EXHIBIT E
                              BEAR PROGRAM BUDGET

-------------------------------------------------------------------------------------------------------------
                                      MONTHS [ * ]       MONTHS [ * ]     MONTHS [ * ]         TOTAL
-------------------------------------------------------------------------------------------------------------
BIOSTAR FEES/COSTS
-------------------------------------------------------------------------------------------------------------
BioStar Inside/Costs
         Processor/Reader           [                                 *                             ]
         Cartridge                  [                                 *                             ]
         Reagents                   [                                 *                             ]
         Technology Transfer                                              [           *           ]
-------------------------------------------------------------------------------------------------------------
Total Payments to BioStar           [                                 *                             ]
-------------------------------------------------------------------------------------------------------------
OUTSIDE RESOURCE COSTS
-------------------------------------------------------------------------------------------------------------
Cartridge                           [                                 *                             ]
Processor/Reader                    [                                 *                             ]
-------------------------------------------------------------------------------------------------------------
Total Payments to Outside           [                                 *                             ]
Resource*
-------------------------------------------------------------------------------------------------------------
TOTAL BEAR PROGRAM                  [                                 *                             ]
-------------------------------------------------------------------------------------------------------------

*  Based on range or estimates from [      *     ]

o  All estimates in US dollars.

o BioStar Inside Costs (other than Technology Transfer) will be committed at contract signing, based on budget payments agreed 90 days in advance. Savings from budgeted amounts will reduce actual payments to BioStar.

o BioStar Inside Costs do not include contingency of [*] of budget amount associated with processor/reader, cartridge, and reagent.

o  Asahi Internal Costs not included.

o  BioStar headcount costs will be calculated on a basis of [         *
                             ]

                                   EXHIBIT F

                         BASIC TERMS AND CONDITIONS OF
                     VER.2 MANUAL PRODUCT LICENSE AGREEMENT

1.       LICENSE GRANT

         1.1 BioStar shall grant to Asahi an exclusive license with the right to sublicense others subject to the approval of BioStar, not to be unreasonably withheld, to manufacture, have manufactured, import, improve, use
and sell [       *           ] and [                 *                     ]
Ver.2 Manual Product ("Manual Product") under the BioStar Technology and Patent Rights in [ * ]

         1.2 During the term of the Manual Product License Agreement, BioStar shall not assert any of the BioStar Technology or the Patent Rights against the sale or use of the Manual Product in Japan by Asahi's distributors or customers including, without limitation, hospitals, doctors, dealers and agents.

         1.3 Asahi shall have the right to register "Senyo Jisshiken" to be granted under the Manual Product License Agreement in the Japanese Patent Office.

         1.4     PRODUCT REGISTRATION

                 Asahi shall have sole responsibility for diligently conducting all preclinical and clinical trials and shall diligently make all regulatory submissions necessary for the approval of the right to market the Manual Product in Japan, at Asahi's sole expense, and BioStar shall cooperate with Asahi for such trials and regulatory submissions upon reasonable request by Asahi.

2.       TRANSFER OF TECHNOLOGY

         2.1 Within ten (10) days after the effective date of the Manual Product License Agreement, BioStar shall deliver to Asahi without any charge to Asahi those technical documents which will be sufficient for Asahi to launch on a commercial production and sale of the Manual Product.

3.       CONSIDERATION

         3.1     In consideration of the right and license stipulated in 1
above, Asahi shall pay to BioStar running royalties of [        *       ] on
the Net Sales Value of the Manual Product manufactured and sold by Asahi or its sublicensees to their first sale customers in Japan and invoiced (with invoicing to be made contemporaneously with delivery) to such customers during the term of the Manual Product License Agreement.



                                       1.

         3.2 All withholding taxes imposed by Japanese Tax Laws on the amounts of consideration payable by Asahi to BioStar under the Manual Product
License Agreement shall be borne by [   *   ] In this connection, Asahi shall
withhold such taxes to the Japanese tax authority. When Asahi so withholds, Asahi shall forward to BioStar a tax payment certificate of the Japanese tax authority for the amount so withheld.

4.       EXCHANGE OF IMPROVEMENT

         Both parties shall discuss and decide how to carry out exchanges of their respective improvements at the time of the conclusion of the Manual Product License Agreement.

5.       TERM

         The Manual Product License Agreement shall remain in force, until expiration, revocation or invalidation of the last to expire patent within the Patent Rights which BioStar owns as of the effective date of the Technology License Agreement.

         Upon expiration of the full term of the Manual Product License Agreement, each party thereto shall have and retain irrevocable, paid-up licenses granted by the other party thereto thereunder, and shall be entitled to manufacture, use and sell in any country of the world any product using or incorporating the BioStar Technology, Patent Rights and Asahi Improvement disclosed and licensed by the other thereunder.

6.       APPLICATION OF TECHNOLOGY LICENSE AGREEMENT

         The terms defined and used in the Technology License Agreement and all provisions thereof which are not provided for hereinabove shall apply mutatis mutandis to this Exhibit and the Manual Product License Agreement unless the context clearly requires otherwise.

                                       2.

                                   EXHIBIT G

                          OUTSIDE VENDOR CONSENT FORM


Outside Vendor:  __________________________________

Product or Service:   _____________________________


Attached to this Consent Form is a proposed agreement or set of terms between the vendor named above (the "Vendor") and BioStar, Inc. (the "Vendor Agreement"). Asahi Chemical Industry Co., Ltd. hereby approves the Vendor Agreement for the provision of the above product or service to be used by BioStar in connection with the BEAR Program under the Development Agreement between BioStar and Asahi dated _______________, 1997 ("Development Agreement").

Asahi agrees to pay all estimated amounts due to the Vendor as set forth in the Vendor Agreement. Asahi further agrees to bear any excess amounts that may become due to the Vendor under the Vendor Agreement, provided that BioStar informs Asahi of the reasonable grounds for such cost increase in advance and receives Asahi's prior written consent to such increase, as provided in the Development Agreement.


BIOSTAR, INC.                     ASAHI CHEMICAL INDUSTRY CO., LTD.

By:                               By:
    -------------------------          -----------------------
Title:                            Title:
         ---------------------            ---------------------
Date:                             Date:
       ----------------------            -----------------------

                                   EXHIBIT H

                              ASSAY SPECIFICATIONS
                              FOR SUBJECT PRODUCT

-------------------------------------------------------------------------------------------------------------
CLINICAL DATA
-------------------------------------------------------------------------------------------------------------
              ASSAY                               OPTIMUM                          MINIMUM ACCEPTABLE
-------------------------------------------------------------------------------------------------------------
[
                                                            *

                                                                                                      ]
-------------------------------------------------------------------------------------------------------------
[
                                                            *

                                                                                                      ]
-------------------------------------------------------------------------------------------------------------
[
                                                            *

                                                                                                      ]
-------------------------------------------------------------------------------------------------------------
[
                                                            *

                                                                                                      ]

-------------------------------------------------------------------------------------------------------------
ANALYTICAL DATA
SENSITIVITY
-------------------------------------------------------------------------------------------------------------
[                                                      *
                                                                                                       ]
-------------------------------------------------------------------------------------------------------------
SPECIFICITY
-------------------------------------------------------------------------------------------------------------
[                                             *                                                        ]
-------------------------------------------------------------------------------------------------------------
ASSAY REPRODUCIBILITY                 [                                    *                           ]
-------------------------------------------------------------------------------------------------------------
INSTRUMENT REPREDUCIBILITY            [                                    *                           ]
(W/CALIBRATION STDS)
-------------------------------------------------------------------------------------------------------------
RELIABILITY/HOOK EFFECT               [                                    *                           ]
-------------------------------------------------------------------------------------------------------------

* [          *          ]
** [          *          ]

BEAR SYSTEM: CAPABILITIES


-------------------------------------------------------------------------------------------------------------
             INSTRUMENT                             OPTIMUM                         MINIMUM ACCEPTABLE
-------------------------------------------------------------------------------------------------------------
[

                                                                 *

                                                                                                            ]
-------------------------------------------------------------------------------------------------------------
[                                                      *
              ]
-------------------------------------------------------------------------------------------------------------
[                                                                *
                                                                                                            ]
-------------------------------------------------------------------------------------------------------------
[
                                                                 *
                                                                                                            ]
-------------------------------------------------------------------------------------------------------------
[

                                                                 *

                                                                                                            ]
-------------------------------------------------------------------------------------------------------------
[

                                                                 *
                                                                                                            ]
-------------------------------------------------------------------------------------------------------------
[                                                                *                                          ]
-------------------------------------------------------------------------------------------------------------
[
                                                                 *
                                                                                                            ]
-------------------------------------------------------------------------------------------------------------
[                                                                *                                          ]
-------------------------------------------------------------------------------------------------------------
[                                                                *                                          ]
-------------------------------------------------------------------------------------------------------------
[                                                                *                                          ]
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                             TO BE
CARTRIDGE                  OPTIMUM                           DETERMINED              MINIMUM ACCEPTABLE
-------------------------------------------------------------------------------------------------------------
Size                       [          *          ]
-------------------------------------------------------------------------------------------------------------
Functional Areas           [
                                      *
                                            ]
-------------------------------------------------------------------------------------------------------------
Lot Configuration          [

                                       *

                                                        ]
-------------------------------------------------------------------------------------------------------------
Programming Card           [

                                       *

                                                        ]
-------------------------------------------------------------------------------------------------------------
Test Capacity              [
                                                                          *
                                                                                                ]
-------------------------------------------------------------------------------------------------------------
Stability                  [                              *
                                                    ]
-------------------------------------------------------------------------------------------------------------
Cost                                                                                 [            *
                                                                                                   ]
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                                                     MINIMUM
INSTRUMENT                  OPTIMUM                          TO BE DETERMINED        ACCEPTABLE
-------------------------------------------------------------------------------------------------------------
Size                        [                                 *                                            ]
-------------------------------------------------------------------------------------------------------------
Weight                      [                                 *                                            ]
-------------------------------------------------------------------------------------------------------------
Color                                                                [ * ]
-------------------------------------------------------------------------------------------------------------
Form/Shape                                                           [ * ]
-------------------------------------------------------------------------------------------------------------
Keyboard                    [
                                                                              *

                                                                                        ]
-------------------------------------------------------------------------------------------------------------
Barcode reader              [                                 *                                            ]
-------------------------------------------------------------------------------------------------------------
Printer                     [
                                                                                                        *
                                                                                                            ]
-------------------------------------------------------------------------------------------------------------
Power requirements          [                                         *
                                   ]
-------------------------------------------------------------------------------------------------------------
Operatory range             [                                 *                                            ]
-------------------------------------------------------------------------------------------------------------
Display                     [
                                                                      *
                                                                                                           ]
-------------------------------------------------------------------------------------------------------------
Battery-backed memory       [                                         *
                                                                                                           ]
-------------------------------------------------------------------------------------------------------------
Approvals                   [                                         *
                                                                                                           ]
-------------------------------------------------------------------------------------------------------------
Relative Humidity           [                                 *                                            ]
-------------------------------------------------------------------------------------------------------------
Interface                   [                                 *                                            ]
-------------------------------------------------------------------------------------------------------------